UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [✓]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[✓]

Soliciting Material Pursuant to §240.14a-12

                                                                                WAUSAU PAPER CORP.

(Name of Registrant as Specified In Its Charter)

                                                                                    NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[✓]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of  the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

Important Information

This information may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with Wausau Paper Corp.’s 2013 annual meeting of shareholders.  Wausau Paper Corp. (the “Company”), its directors and certain of its executive officers and employees may be deemed to be participants in such solicitation. The Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its 2013 annual meeting of shareholders. The proxy statement, any other relevant documents and other material filed with the SEC concerning the Company will be, when filed, available free of charge at www.sec.gov and www.wausaupaper.com.  Shareholders are urged to read the proxy statement and any other relevant documents filed when they become available because they will contain important information.

Information Regarding Participants

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2013 annual meeting of shareholders.  Information concerning these participants is available in the Company’s proxy statement for the 2012 annual meeting of shareholders filed with the SEC on March 15, 2012, and in subsequent SEC filings on Forms 3 and 4.  Shareholders are advised to read the Company’s proxy statement for the 2013 annual meeting of shareholders and other relevant documents when they become available, because they will contain important information, including information with respect to such participants. You can obtain free copies of these referenced documents as described above.

On February 11, 2013, the Company held a conference call to discuss its earnings for the fourth quarter of 2012.  A transcript of the Company’s prepared remarks has been previously filed.  The Company’s slide presentation materials follow:

wausauPAPER

Q4 2012 Conference Call

February 11, 2013

Henry C. Newell
President and Chief Executive Officer

Sherri L. Lemmer
Senior Vice President and
Chief Financial Officer

Perry D. Grueber
Director Investor Relations

*

Forward Looking Statements

The matters discussed in this news release concerning the company's future performance or anticipated financial results are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements. Among other things, these risks and uncertainties include the strength of the economy and demand for paper products, increases in raw material and energy prices, manufacturing problems at company facilities, and other risks and assumptions described under "Information Concerning Forward-Looking Statements" in Item 7 and in Item 1A of the company's Form 10-K for the year ended December 31, 2011. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Non-GAAP Financial Measures

This presentation refers to certain non-U.S. GAAP financial measures. A reconciliation of those numbers to U.S. GAAP financial measures is provided on the Company's website at: www.wausaupaper.com/investors.

Q4 2012 Earnings Call
wausauPAPER
2

*

STRATEGIC REPOSITIONING OF WAUSAU PAPER

Hank Newell

Q4 2012 Earnings Call

wausauPAPER

3

*

2012 Highlights

- Safest Year in History
- Above Market Tissue Growth
- Startup of $220MM Tissue Machine
- Technical Growth
- Exit of Print Business; Brainerd Challenges
- Strong Cash Generation
- Strategic Review Completed

Announced Intent to Narrow Focus to Tissue

Q4 2012 Earnings Call

wausauPAPER

4

*

Strategic Repositioning Background

2008 – 2010

Strategy to Double Size of Tissue
- Markets
- Technology
- Engineering
- Site Selection

Position Balance Sheet to Support Tissue Growth

Consolidate Paper

2011

Tissue Expansion Approved (4/2011)
- $220MM Investment
- Funding Sources Identified as Part of Approval
  - Sale of Timberlands
  - Sale of Print
  - Sale of Paper

Paper Strategy
- Earn the Right to Grow
- Create Decision Point for Divestiture

2012 – 2013

- New CEO, CFO, SVP Tissue
- Three New Board Members

Initiated Strategic Review (2/2012)
- Tissue Strategy Review (June)
- Paper Strategy Review (August)
- Board Authorization to Explore Alternative for Paper (October)

Special Meeting of Board (1/2013)
- Strategic Repositioning and Financial Advisory Review
- Announced Strategic Intent to Narrow Focus to Tissue

Q4 2012 Earnings Call

wausauPAPER

5

*

Strategic Repositioning

- Narrow Focus to Solely Tissue
- Divest Paper
- Realign and Reduce Overall SG&A
- Accelerate Growth of Tissue

Achieve +15% ROCE Within 18-24 Months

Q4 2012 Earnings Call
wausauPAPER
6

*

Pro Forma Adjusted EBITDA

($MM)
$150
$100
$50
$0
$140
95% of Benefit
Strategic Repositioning
50-60% of Benefit
$68
($22)
$13
$59
Sources of Total Benefit
• Product Design
• Manufacturing Costs
• Growth
Sources of Total Benefit
• Premium Growth
• Margin Expansion (Product Mix)
2012
Paper
SG&A
Pro Forma 2012
2013
2014
2015
2016
Pro Forma 2017

Q4 2012 Earnings Call
wausauPAPER
7

*

Immediate ROCE Benefit from Repositioning

Expansion Leads to Long-term Wausau Paper ROCE Goal

(ROCE Pro Forma)
20%
15%
10%
5%
0%
Strategic Repositioning
Tissue Expansion
3.8%
3.7%
2.5%
10.0%
18.0%
18% New
Long-term Goal
Capital allocation to
sustain rate of growth
and 18% ROCE
Adjusted 2012
Separate Paper
SG&A
Pro Forma 2012
Pro Forma 2017

Q4 2012 Earnings Call
wausauPAPER
8

*

Near-term Pressure on ROCE from Investment: Step Change in Second Half 2013 (Post Repositioning)

(ROCE Pro Forma)

20%
10%
0%
New Tissue Machine $220MM
Investment, Startup & Commercialization
10%
4% 1H
10% 2H
8% FY
15%
15% Near-term Goal
2012
2013
2014

2012-2014 represents Pro Forma Adjusted ROCE for Wausau Paper post separation of Paper Segment and realignment of SG&A

Q4 2012 Earnings Call
wausauPAPER
9

*

2013 Outlook

- Strategic Repositioning
- +6% Tissue Case Growth
- Commercialization of New Tissue Machine
- Launch of New Brand Expressions

We Are Well Down The Road In Execution

Q4 2012 Earnings Call

wausauPAPER

10

*

FINANCIAL REVIEW

Sherri Lemmer

Q4 2012 Earnings Call

wausauPAPER

11

*

Financial Overview

- Adjusted EPS

  2012: $0.22

  2011: $0.33

  - Volume Growth
  - Fiber/Energy
  - Sales Price /Mix impact
  - Wages/Fringes
  - Operational Challenges

Adjusted Earnings Per Share
Continuing Operations
$0.80
$0.40
$0.00
$.33
$.08
$.36
($.22)
($.20)
($.13)
$.22
2011
Volume
Fiber / Energy
Sales Price /Mix
Wages / Fringes
Operations & Other
2012

See Appendix for presentation of Adjusted Earnings per Share reconciled to Earnings per Share

Q4 2012 Earnings Call
wausauPAPER
12

Tissue Summary

- Case Growth
  - Q4: +4.0%
  - YTD +3.3%
- Improved Margins
  - Full Year Operating Margins: 12.0% vs 10.0%
  - Full Year EBITDA Margins: 20.1% vs. 18.9%

Case Shipment Growth (MM)

YOY: 3.3% Growth
3.60
4.03
3.95
3.93
3.77
4.11
4.06
4.09
Q1 Q2 Q3 Q4
2011
Q1 Q2 Q3 Q4
2012

Adjusted Operating Profit ($MM)

$10.4
$11.1
$10.6
$9.5
$10.2
$33.6
$41.3
Q4
2011
Q1 Q2 Q3 Q4
2012
FY 2011
FY 2012

See Appendix for presentation of Adjusted Operating Profit reconciled to Operating Profit

Totals may not foot due to rounding differences

Q4 2012 Earnings Call

wausauPAPER

13

*

Tissue Expansion

- Progressing as Planned
- $187MM Cumulative Project Spend Through the Fourth Quarter
  - $176MM in Capital Spend
  - $11MM in Project-related Expense
- Expect Q1 13 Spending of $20MM
- Startup of Premium Product in 1H of 2013

Q4 2012 Earnings Call
wausauPAPER
14

*

Paper Summary

- Volume Growth (Technical)
  - Q4: 1.4%
  - YTD: 4.5%
- Challenges in H2
  - Economic Impact in Technical Sectors
  - Print Exit
  - Operational Challenges

Core Technical Volume (tons)
YOY: 4.5%
61.1
67.2
65.8
61.3
69.7
68.8
66.7
61.6
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2011
2012

Adjusted Operating Profit ($MM)
Continuing Operations
Adjusted FY 2012 ($1.4)
Adjusted FY 2011 $16.1
$5.6
($5.2)
($4.4)
($3.0)
($7.0)
H1 2012
Technical Price / Mix / Volume
Print Exit
Operations & Other
H2 2012

See Appendix for presentation of Adjusted Operating Profit reconciled to Operating Profit

Q4 2012 Earnings Call
wausau PAPER
15

Balance Sheet Highlights

($MM)

	12/31/12	12/31/11
Cash & Equivalents	$4.0	$26.7
Net Working Capital	$67.7	$71.0
Net Property, Plant & Equipment	$460.7	$369.8
Long-Term Debt	$196.2	$127.7
Shareholders' Equity	$205.5	$196.2
Debt/Total Capital-reported*	48.8%	39.4%
Total Debt Capacity	$325	
Remaining Available Borrowing Capacity	$129	

* The calculation of Debt/Total Capital is not intended to be used for purposes of calculating debt covenant compliance

Q4 2012 Earnings Call

wausauPAPER

16

*

Change in Net Debt

($MM)	Year Ended 12/31/12	Year Ended 12/31/11
EBITDA [1]	$50.7	$29.8
Capital Expenditures, Net of Grants	(149.2)	(77.5)
Change in Receivables	21.7	6.4
Change in Inventories	18.2	19.0
Change in Other Assets/Liabilities	(31.8)	(19.2)
Proceeds on Disposals	28.0	43.8
Other [2]	(28.8)	22.1
(Increase) Decrease in Debt	$(91.2)	$24.4
Beginning Net Debt	$101.0	$125.4
Ending Net Debt	$192.2	$101.0

(1) See Appendix for reconciliation of EBITDA
(2) See Appendix for details of the "Other" category

Q4 2012 Earnings Call

wausauPAPER

17

*

Debt Outlook

- Strong Cash Generation in Support of Tissue Expansion
- Sufficient Capacity to Meet Funding Obligations

Peak
$235-$240
$128
$122
$150
$165
$196
Q4
Q1
Q2
Q3
Q4
2013F
2011
2012

Information provided does not reflect impact of strategic repositioning

Q4 2012 Earnings Call
wausauPAPER
18

*

Capital Spending

- $149MM 2012 Capital Spend
  - $131MM from Tissue Expansion
- 2011 Spending: $78MM
  - $45MM for Tissue Expansion
- Prudently Managing CapEx

Capital Spending ($MM)
$46
$43
$78
$149
$50
2009
2010
2011
2012
2013F

2013F includes capital spending for Paper Segment of approximately $10MM

Q4 2012 Earnings Call
wausauPAPER
19

*

Outlook

	2013	Five Year Target
Tissue Segment		
Growth (Cases)	+6%	+6% (CAGR)
EBITDA Margin by Q4	21-23%	25-27%

Paper Segment

Adjusted EBITDA Improvement

- Price/Mix
- Operations

Adjusted EBITDA ($MM)
$16
$31
Source of Improvement
• Price/Mix 60-70%
• Operations/Other 30-40%
2012
2013F

Information presented does not reflect impact of strategic repositioning

Q4 2012 Earnings Call

wausauPAPER

20

*

2013 Assumptions

($MM)

Continuing Operations	2012	2013 Estimate
Depreciation, Depletion and Amortization	$47.6	$54-$57
Interest Expense, net of Capitalized Interest	$3.4	$9-$11
Tax Rate (Normalized)	37%	37%
Capital Expenditures	$149	$50
Pension:		
Cash Contributions	$23.9	$1.0
Non-Cash Pension Expense	$20.1	$5-$7

2013 estimates do not reflect impact of Paper separation or strategic repositioning

Q4 2012 Earnings Call
wausauPAPER
21

*

2013 Full Year Outlook

- New Tissue Machine Commercialization
- Economic Outlook Remains Cautious
- Result:
  - 1st Half Pressure
  - 2nd Half Momentum

Q4 2012 Earnings Call

wausauPAPER

22

*

*

Change in Net Debt

Reconciliation of EBITDA

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operating profit (loss)	$ (4.1)	$ 62.2
Earnings (loss) from discontinued operations, net of tax	4.5	(57.1)
Tax impact on earnings of discontinued operations	2.7	(31.1)
Depreciation, depletion, and amortization	47.6	55.8
	$ 50.7	$ 29.8

Reconciliation of "Other" Changes

	Year Ended December 31, 2012	Year Ended December 31, 2011
Compensation expense for stock-based grants	$ 2.0	$ 3.0
Change in deferred taxes	(2.1)	(23.3)
Change in accrued and refundable taxes	(8.9)	8.2
Cash paid for taxes	(3.1)	(1.2)
Dividends paid	(5.9)	(5.9)
Gain on sale of business	(12.5)	-
(Gain) loss on sale of assets	(1.0)	(36.2)
Impairment and writedown of long-lived and other assets	2.1	71.9
Other	0.6	5.6
	$ (28.8)	$ 22.1

Q4 2012 Earnings Call

wausauPAPER

24

*

Net Earnings

Net Earnings to Adjusted Net Earnings

	Q1 11	Q2 11	Q3 11	Q4 11	FY 11	Q1 12	Q2 12	Q3 12	Q4 12	FY 12
GAAP Net Earnings (Loss) per Share	$ (0.03)	$ 0.07	$ 0.10	$ (0.58)	$ (0.44)	$ 0.20	$ (0.03)	$ (0.11)	$ (0.05)	$ 0.01
Discontinued Operations, Net of Tax	0.02	0.03	0.00	1.09	1.15	(0.17)	0.07	0.00	0.00	(0.09)
Restated Earnings per Share [1]	$ 0.00	$ 0.10	$ 0.11	$ 0.51	$ 0.72	$ 0.03	$ 0.04	$ (0.10)	$ (0.05)	$ (0.08)
Gain on Sale of Timberlands and Other Property	-	-	-	(0.47)	(0.47)	-	-	-	(0.03)	(0.03)
Contract Adjustment at Former Manufacturing Facility	-	-	-	-	-	0.04	-	-	-	0.04
Capital-Related Expense	0.05	0.01	0.01	0.01	0.08	0.02	0.02	0.02	0.04	0.11
Defined Benefit Retirement Plan Settlement Charges	-	-	-	-	-	-	0.03	0.15	0.01	0.19
Settlement of Income Tax Matters	-	-	-	-	-	-	-	(0.01)	-	(0.01)
Adjusted Net Earnings per Share [1]	$ 0.04	$ 0.11	$ 0.12	$ 0.05	$ 0.33	$ 0.10	$ 0.09	$ 0.06	$ (0.03)	$ 0.22

[1] *Totals may not foot due to rounding differences*

Q3 2012 Earnings Call

wausauPAPER

25

*

Quarterly Reconciliations

Operating Profit to Adjusted Operating Profit

($MM)

	Paper Segment									
	Q1 11	Q2 11	Q3 11	Q4 11	FY 11	Q1 12	Q2 12	Q3 12	Q4 12	FY 12
Operating Profit (Loss)	$ (1.4)	$ 2.4	$ 5.6	$ (82.9)	$ (76.3)	$ 13.3	$ (3.4)	$ (8.1)	$ (4.8)	$ (3.1)
Discontinued Operations	1.9	2.5	0.3	83.6	88.3	(13.0)	5.4	0.3	0.2	(7.1)
Contract Adjustment at Former Manufacturing Facility	-	-	-	-	-	3.3	-	-	-	3.3
Capital Related Expenses	3.3	0.7	-	-	4.0	-	-	-	-	-
Gain on Sale of Property	-	-	-	-	-	-	-	-	(2.1)	(2.1)
Defined Benefit Retirement Plan Settlement Charges	-	-	-	-	-	-	-	7.7	-	7.7
Adjusted Operating Profit [1]	$ 3.9	$ 5.6	$ 5.9	$ 0.7	$ 16.0	$ 3.6	$ 2.0	$ (0.2)	$ (6.8)	$ (1.4)

Operating Profit to Adjusted Operating Profit

($MM)

	Tissue Segment									
	Q1 11	Q2 11	Q3 11	Q4 11	FY 11	Q1 12	Q2 12	Q3 12	Q4 12	FY 12
Operating Profit	$ 6.3	$ 8.7	$ 7.0	$ 9.4	$ 31.4	$ 9.2	$ 9.1	$ 7.5	$ 7.2	$ 33.0
Capital Related Expense	0.2	0.4	0.7	1.0	2.2	1.9	1.5	1.9	3.0	8.4
Adjusted Operating Profit [1]	$ 6.5	$ 9.0	$ 7.7	$ 10.4	$ 33.6	$ 11.1	$ 10.6	$ 9.5	$ 10.2	$ 41.3

[1] *Differences in total due to rounding*

Q3 2012 Earnings Call

wausauPAPER

26

*

Statistical Measures – Continuing Operations

	As Reported				Continuing Operations							
	Q4 11	Q3 11	Q2 11	Q1 11	Q4 12	Q3 12	Q2 12	Q1 12	Q4 11	Q3 11	Q2 11	Q1 11
Fiber consumption:												
Market Pulp (metric tons)	82,717	84,428	88,040	86,133	62,509	65,301	62,243	63,610	61,731	61,080	65,064	60,836
Waste Paper (tons)	35,663	37,251	37,550	35,844	33,968	32,493	35,372	35,359	35,663	37,251	37,550	35,844
Energy consumption:												
Natural Gas – DTH	752,673	650,258	719,828	878,939	639,754	547,294	587,315	530,311	357,323	289,753	342,269	357,829
Coal - tons	64,494	56,517	57,043	63,756	51,835	46,593	46,539	61,044	64,494	56,517	57,043	63,756

Q3 2012 Earnings Call

wausauPAPER

27

*